DISPOSITION OF DISCONTINUED OPERATIONS BRALORNE GOLD MINES LTD (Details 2) - Discontinued Operations [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash generated by (used in):
Cash flow used in operating activities	$ 0	$ (19)	$ (7)
Cash flow used in financing activities	0	(258)	(590)
Cash flow used in investing activities	0	(5,583)	(4,178)
Net cash decrease from discontinued operations	$ 0	$ (5,860)	$ (4,775)